UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 15 February 2013

AMARANTUS BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Commission File No.   333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave, Sunnydale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

18 East 41st Street, 19th Floor New York, NY 10017 Tel (646) 502-7001 Fax (646) 607-5544 Alabama Office: 300 Water Street ● Montgomery, AL ● 36104

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus’ new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus’ new product receivable in candidates, including those identified under “Risk Factors” in Amarantus’ most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements. Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof.

Section 8 – Other Events

Item 8.01

On 15 February 2013, Amarantus Bioscience, Inc. (“Amarantus”) and Alpha Capital Anstalt (“Alpha”) entered into a Stipulation of Discontinuance with respect to Alpha Capital Anstalt v. Amarantus Biosciences, Inc., N.Y. Supreme Ct., County of N.Y., Index No. 653962/2012 (the “Alpha Lawsuit”). The Stipulation of Discontinuance dismisses with prejudice the Alpha Lawsuit.

The Alpha Lawsuit concerned a claim by Alpha (contested by Amarantus) that a certain note, dated October 4, 2011, in the principal amount of $150,000, and due on April 1, 2012, which had been issued by Amarantus to a third party and was purchased by Alpha, was in default. On 15 February 2013, Alpha executed a Satisfaction and Release whereby Alpha acknowledged full payment and satisfaction of the note in question, and expressly released Amarantus from any further claims or liabilities under the loan. Amarantus made the full payment in cash, and did not issue any common stock in connection with settlement of the suit.

Section 9-Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

9.01	Stipulation of Discontinuance, Alpha Capital Anstalt v. Amarantus Biosciences, Inc., N.Y. Supreme Ct., County of N.Y., Index No. 653962/2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 14, February 2013	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer